Events occurring after the reporting period	6 Months Ended
Dec. 31, 2020
Events occurring after the reporting period
Events occurring after the reporting period

31         Events occurring after the reporting period

31.1       Dividends

An interim dividend of $14,665,000 (equivalent to $0.09 per share), the pounds sterling equivalent of which was £10,718,000, was paid on 7 January 2021.

31.2       Registrations

The playing registrations of certain footballers have been disposed of, subsequent to 31 December 2020, for total proceeds, net of associated costs, of £1,113,000. The associated net book value was £609,000.

Subsequent to 31 December 2020 the playing registrations of certain players were acquired or extended for a total consideration, including associated costs, of £24,007,000. Payments are due within the next 5 years

31.3       Financial Covenants

On 4 March 2021, the Group proactively negotiated amendments with lenders of the Note Purchase Agreement, Secured term loan and Revolving facilities. The amendment agreements cover the period 31 March 2021 to 30 September 2022 inclusive and protect the Group from further, material COVID-19 related disruption events.

The amendments provide the Group with the flexibility to reduce the financial maintenance covenant (EBITDA of not less than £65 million in a 12-month testing period) to £25 million, in the event of a subsequent curtailment of football competitions and/or a prolonged inability to operate the stadium at full fan capacity.

The Group retains the ability to revoke the amendments prior to 30 September 2022.